Goldman Sachs Funds

================================================================================
SMALL CAP VALUE FUND                           Annual Report   January 31, 1998
================================================================================


                                               Long-term capital growth
                                               potential through a portfolio of
                                               smaller capitalization companies.


                                   [GRAPHIC]

                                                                   [LOGO]
                                                                   Goldman
                                                                   Sachs

GOLDMAN SACHS SMALL CAP VALUE FUND


Fund Basics
as of January 31, 1998


                             Assets Under Management
                             -----------------------
                                 $433.1 Million
                             -----------------------


                               Number of Holdings
                             -----------------------
                                       87
                             -----------------------


                                 NASDAQ SYMBOLS


                                 Class A Shares
                             -----------------------
                                      GSSMX
                             -----------------------


                                 Class B Shares
                             -----------------------
                                      GSQBX
                             -----------------------


                                 Class C Shares
                             -----------------------
                                      GSSCX
                             -----------------------


                              Institutional Shares
                             -----------------------
                                      GSSIX
                             -----------------------


                                 Service Shares
                             -----------------------
                                      GSSSX
                             -----------------------


================================================================================
PERFORMANCE REVIEW
================================================================================

January 31, 1997-                   Fund Total Return         Russell 2000
January 31, 1998                    (based on NAV)(1)           Index(2)
--------------------------------------------------------------------------------
Class A                                   26.17%                 18.07%
Class B                                   25.29%                 18.07%
Class C (8/15/97-1/31/98)                  5.51%                  4.99%
Institutional (8/15/97-1/31/98)            6.08%                  4.99%
Service (8/15/97-1/31/98)                  5.91%                  4.99%
--------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The Russell 2000 Index figures include dividends reinvested and do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.


================================================================================
SEC AVERAGE ANNUAL TOTAL RETURN(3)
================================================================================

For the period                                       Class C        Institutional       Service
ending 12/31/97         Class A       Class B     (Cumulative)(4)  (Cumulative)(4)   (Cumulative)(4)
-----------------------------------------------------------------------------------------------------
Last 12 Months          23.00%        23.81%           N/A               N/A               N/A
Five Years              12.70%          N/A            N/A               N/A               N/A
Since Inception         15.20%        16.71%          6.12%             7.62%             7.50%
                      (10/22/92)     (5/1/96)       (8/15/97)         (8/15/97)         (8/15/97)
-----------------------------------------------------------------------------------------------------

(3) The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years). The public offering price of the Class A shares on 1/31/98 was $25.45 and represents the NAV plus the maximum sales charge of 5.5%.

(4) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase).


================================================================================
TOP TEN HOLDINGS AS OF 1/31/98
================================================================================

                                    Percentage of
Company Holding                    Total Net Assets         Line of Business
-----------------------------------------------------------------------------------------------------
Health Plan Services Corp.              4.3%                Healthcare Management Services
Friedman's Inc.                         3.1%                Jewelry Retailer
Integrated Health Services, Inc.        3.0%                Healthcare Provider
Quest Diagnostics Inc.                  2.9%                Clinical Laboratories
Philip Services Corp.                   2.7%                Metal Processing and Industrial Services
Hutchinson Technologies, Inc.           2.5%                Disk Drive Suspension Assemblies
Syms Corp.                              2.4%                Specialty Retailer
Movado Group Inc.                       2.3%                Luxury Watch Distributor
Metromail Corp.                         2.2%                Database and Direct Marketing
Terra Nova (Bermuda)Holdings            2.1%                P/C Insurance
-----------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND


Market Overview


Dear Shareholder,

The U.S. stock market took investors on an unsteady ride during the period under review -- one that saw the market climb to record highs, and plummet in what was the market's largest single-day percentage drop in a decade. Small- and mid-cap stocks lagged their large-cap brethren through most of the year, emerging briefly in mid-summer as market leaders.


o The U.S. Equity Market: An Upward Climb Marked by Periods of Volatility -- Early in the year, market volatility resulting from uncertainty regarding Federal Reserve policy eased after economic indicators reassured investors that further rate hikes were unlikely. Renewed investor confidence and a positive economy sent the market soaring through the remainder of the year. Waxing and waning investor sentiment, however, continued to cause a degree of market volatility. Most notably, in October, investor uncertainty helped foster a temporary overreaction to falling Asian markets. The market dropped precipitously, posting the largest single-day decline in nearly a decade. In the aftermath, the market firmed as investors realized that Asian market weakness would likely have little impact on U.S. companies. Late-year strength in the market favored large, liquid names, while small- and mid-caps, despite their attractive relative valuations, struggled to regain the momentum they had achieved mid-summer.

o The U.S. Economy: Robust Activity, Then Moderation -- Economic activity gained momentum during the first quarter of 1997, with real GDP surging at a revised 4.9% annualized rate. Growth moderated somewhat during the second quarter, a slowdown that continued into the second half of the year. Signs that the U.S. economy remained strong were eminently present, though, despite the fact that Asian market turmoil cast a shadow over sales and trade prospects to that region. Most notably, U.S. unemployment figures reached a 24-year low during the fourth quarter, as the proportion of working Americans -- approximately 64% -- reached an unprecedented level.

o Outlook: Expect Moderating Economic Growth and Low Inflation -- Going forward, we believe the inflation and interest rate environments will likely remain favorable, particularly over the near term. Furthermore, we believe the equity market will produce returns closer to the historic norm, a scenario that should be accompanied by more normal levels of volatility (that is, greater volatility than the relatively low level averaged over the past five years). The performance of small- and mid-caps, to a significant extent, will depend upon whether or not investors broaden their focus from the largest, most liquid stocks to smaller, less widely followed issues.

     We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

     Sincerely,

     /s/ David B. Ford                      /s/ John P. McNulty

     David B. Ford                          John P. McNulty
     Co-Head, Goldman Sachs                 Co-Head, Goldman Sachs
     Asset Management                       Asset Management

     February 27, 1998

GOLDMAN SACHS SMALL CAP VALUE FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Small Cap Value Fund for the 12-month period ended January 31, 1998.

     Performance Review: Strong Performance Relative to Peers

     The Fund's share classes posted very strong performance in the peer rankings for the one-year period ended January 31, 1998. During the period, the total returns of the Fund's Class A shares and Class B shares each ranked in the top 25% of all funds in the Lipper Small Cap Fund category (placing 74 and 90, respectively, out of 480 funds. For the five-year period, Class A shares ranked 109 out of 144 funds. Class C shares, Institutional shares and Service shares were not ranked because their performance records are less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results).

     Portfolio Highlights

     o Linens 'N Things -- Linens 'N Things was spun off with substantially lower margins and a more erratic earnings history than its largest competitor, leading the market to initially value the stock at a deep discount. During the past year, the company aggressively expanded its store base and substantially improved its margins, driving the stock price sharply higher. (This position was liquidated in mid-January 1998 due to price appreciation.)

     o Movado Group Inc. -- The company announced solid quarterly earnings and sales results throughout the year. Movado should also benefit from the anticipated launch of the new Coach brand watch line.

     o Pegasus Communications Corp. -- A diversified media and communications company, Pegasus benefited from rapid growth in satellite penetration in rural areas and strategic acquisitions of a number of rural Direct and TV franchises.

     o Carbide/Graphite Group Inc. -- The company, a manufacturer of graphite electrodes and calcium carbide products, posted solid performance in both product lines as aggressive cost reduction efforts led to margin expansion. Industry trends have also been positive.

     o Central Maine Power Co. -- The company continued to benefit from an ongoing process of restructuring. At year-end, the company announced the sale of its non-nuclear generating assets for a higher-than-expected price.

     Key New Acquisitions

     o Health Plan Services -- Health Plan Services provides marketing, administration and risk management services to the healthcare industry. Following a period of acquisition integration, the company is beginning to grow again, and the company's free cash flow exceeds reported earnings.

     o Quest Diagnostics, Inc. -- Spun off from Corning in 1996, Quest is one of the top three clinical laboratories in the United States. The company has implemented a program to dramatically reduce costs and improve profitability. The company's relatively modest capital spending requirements, non-cash goodwill amortization expense, and efforts to reduce working capital requirements have resulted in substantial free cash flow. The stock sells below book value.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

VALUE
INVESTMENT PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

1
Search for Value
We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

2
Fundamental Research
We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

3
Risk Management
We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.


     o Integrated Health Services -- The company, a leading provider of long-term and post-acute care, is aggressively preparing for the upcoming Medicare prospective payment system. We believe the value of the company's various businesses is misunderstood, and the share price reflects uncertainty about the company's balance sheet and the impact of changes in Medicare reimbursement policies.

     o Hutchinson Technologies -- The company, the largest worldwide manufacturer of suspension assemblies for the disk drive industry, has 70% market share and a multiyear lead in bringing its technology to its customers. We purchased this company, traditionally a 15% to 20% "grower," at a discount due to recent pricing pressures in the disk drive industry.

     Portfolio Outlook

     We are keeping a close eye on the U.S. equity market's current valuation. In recent memory, inflation has consistently surprised on the downside, with technology improving overall productivity and Asian economic events driving down prices of imported goods. As many investors believe this low-inflation environment will continue, the market's P/E level has risen. The current S&P 500 P/E ratio seems unsustainable to us, as the combination of rising labor costs and Asia-driven pricing pressure could squeeze U.S. margins.

     The small-cap market's valuation level seems more reasonable to us. The average small-cap company is less exposed to Asia than the major multinational, megacap companies that have driven the S&P 500's expansion over the last few months. In addition, the typically non-unionized wage structure of smaller companies leaves this segment less vulnerable to broader labor cost trends. Although the largest cap names have led market returns in recent months, we are confident that small-caps, and our value-based portfolio especially, are well positioned for the long term. The market's short-sighted, near-term focus produces opportunities to buy good businesses with inevitable bumps in the road.

     We thank you for your investment and look forward to your continued confidence.

     Sincerely,

     /s/ Paul D. Farrell                      /s/ Matthew B. McLennan

     Paul D. Farrell                          Matthew B. McLennan
     Portfolio Manager,                       Portfolio Manager,
     Goldman Sachs Small Cap Value Fund       Goldman Sachs Small Cap Value Fund


     /s/ Eileen A. Aptman

     Portfolio Manager,
     Goldman Sachs Small Cap Value Fund

     February 27, 1998

GOLDMAN SACHS SMALL CAP VALUE FUND


For Best Results,
It's Time in the Market That Counts

For optimal long-term investment results, time in the market can make the difference.

     After a year of record-breaking returns in the U.S. stock market, forecasts for 1998 are more subdued. As a result, investors may be tempted to move out of equities. Doing so, however, could substantially reduce a portfolio's long-term return potential.

     Investors Who Time the Market Get Less on Their Investment

     Investors who try to time the market -- that is, those who try to predict market highs and lows, and invest accordingly -- tend to do more harm than good to their portfolio's long-term returns.

     The chart below illustrates the effect that missing the "best" days in the market -- when stocks post their largest gains -- would have had on a portfolio's returns over the 15-year period from 1982 through 1996.

--------------------------------------------------------------------------------
The Impact of Missing the "Best" Days in the Market (1982-1996)
(Annual Return Percentage)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                   Annual Return
                                                     Percentage
                                                   -------------
Invested all 5,478 trading days                        16.78%
Less 10 best days                                      13.39%
Less 40 best days                                       7.53%
Less 70 best days                                       2.87%


     Based on the daily total returns of the S&P 500 Index. It assumes that all dividends were reinvested and that there were no investment fees, sales charges or taxes paid during the period. The returns shown above have been annualized. The chart is for illustrative purposes only and is not representative of any Goldman Sachs Fund. Past performance is not indicative of future results. Investors cannot invest in the Index directly.

     Over the Long-Term, a Buy and Hold Strategy Works Best

     Over the past 20 years, the market has only generated negative returns twice. In other words, over the long term, securities prices have increased. This statistic illustrates a common theory about equity investing: buying and holding securities is generally a sounder investment strategy than attempting to time the market.

     For More Information

     A diversified portfolio of stocks is one of the best ways to reduce the effects of market fluctuations on a portfolio. For most investors, diversification is most easily acquired through mutual funds. Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help investors weather market ups and downs. For more information on these and other Goldman Sachs Funds, contact your investment professional.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 Performance Summary
 January 31, 1998

 The following graph shows the value as of January 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on October 22, 1992. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500 Index") and the Rus-sell 2000 Index) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

 SMALL CAP VALUE FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED OCTOBER 22, 1992 TO JANUARY 31, 1998.

                             [GRAPH APPEARS HERE]


                                   Russell 2000 Index           S&P 500                 Small Cap Value Fund (Class A)
10/22/1992                             10000                      10000                            9450
                                       10187                      10095                            9620
                                       10966                      10439                           10120
                                       11348                      10567                           10857
Jan-93                                 11731                      10655                           11138
                                       11460                      10800                           11138
                                       11832                      11028                           11752
                                       11508                      10762                           11618
                                       12016                      11050                           11772
                                       12091                      11082                           12266
Jul-93                                 12258                      11037                           12606
                                       12787                      11456                           13341
                                       13148                      11368                           13663
                                       13486                      11603                           13897
                                       13042                      11493                           13763
                                       13488                      11632                           14241
Jan-94                                 13912                      12027                           14493
                                       13861                      11701                           14269
                                       13130                      11191                           14058
                                       13207                      11334                           13925
                                       13059                      11520                           13883
                                       12618                      11238                           13609
Jul-94                                 12825                      11606                           13294
                                       13540                      12082                           13960
                                       13495                      11788                           14009
                                       13442                      12053                           13461
                                       12899                      11614                           12835
                                       13246                      11786                           12131
Jan-95                                 13080                      12091                           11953
                                       13624                      12563                           12508
                                       13858                      12935                           12738
                                       14166                      13315                           12819
                                       14409                      13847                           12442
                                       15157                      14169                           12501
Jul-95                                 16030                      14639                           13108
                                       16362                      14676                           13716
                                       16655                      15295                           13679
                                       15924                      15240                           12605
                                       16582                      15909                           13160
                                       17030                      16216                           13177
Jan-96                                 17012                      16767                           12813
                                       17542                      16923                           13221
                                       17905                      17086                           15185
                                       18863                      17337                           15407
                                       19607                      17784                           16608
                                       18800                      17852                           16393
Jul-96                                 17159                      17063                           15682
                                       18156                      17423                           16267
                                       18866                      18404                           16964
                                       18574                      18912                           16097
                                       19340                      20341                           16134
                                       19846                      19939                           16054
Jan-97                                 20243                      21184                           16320
                                       19750                      21350                           16335
                                       18817                      20473                           16515
                                       18870                      21693                           16304
                                       20970                      23014                           18130
                                       21870                      24046                           18942
Jul-97                                 22887                      25960                           19200
                                       23411                      24506                           19886
                                       25125                      25849                           20805
                                       24021                      24985                           21169
                                       23865                      26142                           20589
                                       24283                      26592                           20899
Jan-98                                 23899                      26887                           20591



                                                                   SINCE INCEPTION        FIVE YEARS        ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH JANUARY 31, 1998
  CLASS A (COMMENCED OCTOBER 22, 1992)
  Excluding sales charges                                              15.89%               13.07%           26.17%
  Including sales charges                                              14.65%               11.80%           19.21%
 ---------------------------------------------------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding redemption charges                                         17.15%                 n/a            25.29%
  Including redemption charges                                         14.79%                 n/a            19.80%
 ---------------------------------------------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997) (A)
  Excluding redemption charges                                         5.51%                  n/a              n/a
  Including redemption charges                                         4.49%                  n/a              n/a
 ---------------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST
  15, 1997) (A)                                                        6.08%                  n/a              n/a
 ---------------------------------------------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 15,
  1997) (A)                                                            5.91%                  n/a              n/a
 ---------------------------------------------------------------------------------------------------------------------

 (a) Represents aggregate total return since the class has not been in opera-tion for a full 12 months.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Investments
January 31, 1998

  SHARES    DESCRIPTION                                  VALUE

 COMMON STOCKS - 92.9%
  ADVERTISING & MARKETING - 2.2%
  568,600   Metromail Corp.*                       $  9,346,363
 --------------------------------------------------------------
  APPAREL & TEXTILES - 1.6%
  148,700   Angelica Corp.                            3,420,100
  415,500   Pluma Inc.*                               3,583,688
                                                   ------------
                                                      7,003,788
 --------------------------------------------------------------
  BANKS - 1.0%
  175,900   UST Corp.                                 4,397,500
 --------------------------------------------------------------
  COMMERCIAL PRODUCTS - 4.1%
  177,200   Carbide/Graphite Group Inc.*              6,024,800
  239,300   Figgie International Inc. Class B*        2,871,600
  43,700    Figgie International Inc.*                  579,025
  139,700   Norwood Promotional Products, Inc.*       2,374,900
  189,300   Spartech Corp.                            3,052,463
  127,200   Synthetic Industries Inc.*                3,068,700
                                                   ------------
                                                     17,971,488
 --------------------------------------------------------------
  COMMERCIAL SERVICES - 4.7%
  58,500    Bridgestreet Accommodations*                665,438
  107,900   Galileo International Inc.                3,183,050
  539,200   Opinion Research Corp.*                   2,864,500
  1,433,400 Philip Services Corp.*                   11,826,277
  103,900   RCM Technologies, Inc.*                   1,753,313
                                                   ------------
                                                     20,292,578
 --------------------------------------------------------------
  COMMUNICATIONS - 1.5%
  571,300   Metromedia International Group Inc.*      6,677,069
 --------------------------------------------------------------
  COMPUTER PERIPHERALS - 2.6%
  425,300   Hutchinson Technologies, Inc.*           10,685,663
  86,900    Scitex Corp. Ltd.*                          852,706
                                                   ------------
                                                     11,538,369
 --------------------------------------------------------------
  CONSTRUCTION MATERIALS - 0.5%
  208,600   Congoleum Corp.*                          1,955,625
 --------------------------------------------------------------
  DATACOM EQUIPMENT - 4.2%
  151,700   Black Box Corp.*                          4,930,250
  438,500   Hypercom Corp.*                           5,919,750
  450,700   Unova Inc.*                               7,323,875
                                                   ------------
                                                     18,173,875
 --------------------------------------------------------------
  EDUCATION - 0.2%
  45,600    Career Education Corp.*                     912,000
 --------------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.7%
  348,100   Dennison International PLC ADR*           5,743,650
  466,400   Fedders Corp. Common                      2,681,800
  548,900   Fedders Corp.--Class A*                   3,053,256
                                                   ------------
                                                     11,478,706
 --------------------------------------------------------------
  ENTERPRISE SYSTEMS - 0.1%
  38,000    Mapics Inc.*                                494,000
 --------------------------------------------------------------
  FINANCIAL SERVICES - 0.6%
  236,200   Annaly Mortgage Management                2,509,625
 --------------------------------------------------------------

  SHARES    DESCRIPTION                               VALUE

 COMMON STOCKS - (CONTINUED)
  FOOD & BEVERAGES - 0.4%
  96,300    Ralcorp Holdings Inc.*              $  1,608,920
 -----------------------------------------------------------
  FOREST PRODUCTS - 0.2%
  43,600    Shorewood Packaging Corp.*             1,068,200
 -----------------------------------------------------------
  GAMING - 0.3%
  72,400    Scientific Games Holding Corp.*        1,429,900
 -----------------------------------------------------------
  HEALTH SUPPLIES/SERVICES - 1.4%
  380,400   Mariner Health Group Inc.*             5,848,650
 -----------------------------------------------------------
  HEALTHCARE MANAGEMENT - 15.2%
  266,000   American Physician Partners*           2,759,750
  844,600   Healthplan Services Corp.             18,528,413
  448,100   Integrated Health Services, Inc.      12,826,861
  865,000   Matria Healthcare Inc.*                4,216,875
  563,300   Physicians Resource Group Inc.*        1,971,550
  750,300   Quest Diagnostics Inc.*               12,473,738
  146,600   Sierra Health Services Inc.*           4,755,338
  180,800   Sun Healthcare Group, Inc.*            3,367,400
  195,700   Trigon Healthcare, Inc.*               4,868,038
                                                ------------
                                                  65,767,963
 -----------------------------------------------------------
  HOTELS & RESTAURANTS - 4.9%
  463,100   Friendly Ice Cream Corp.*              7,120,163
  315,600   La Quinta Inns Inc.                    6,726,225
  369,300   Morton's Restaurant Group, Inc.*       7,270,593
                                                ------------
                                                  21,116,981
 -----------------------------------------------------------
  INSURANCE-BROKERS AND OTHER INSURANCE - 2.9%
  168,300   Amerin Corp.*                          4,691,363
  177,300   Esg Re Ltd.*                           4,343,850
  125,900   Scpie Holdings Inc.                    3,588,150
                                                ------------
                                                  12,623,363
 -----------------------------------------------------------
  INSURANCE-LIFE - 1.2%
  216,900   Arm Financial Group, Inc.              5,381,831
 -----------------------------------------------------------
  INSURANCE-PROPERTY & CASUALTY - 5.0%
  8,100     Ipc Holdings Ltd.                        241,988
  284,300   Gainsco Inc.                           2,276,045
  429,800   Seibels Bruce Group, Inc.*             3,062,325
  398,900   Symons International Group, Inc.*      7,279,925
  353,000   Terra Nova Holdings, Ltd.              8,913,250
                                                ------------
                                                  21,773,533
 -----------------------------------------------------------
  JEWELRY - 2.3%
  468,812   Movado Group Inc.                     10,079,458
 -----------------------------------------------------------
  MACHINERY - 1.3%
  561,900   AVteam Inc.*                           5,478,525
 -----------------------------------------------------------
  MEDIA/ENTERTAINMENT - 4.5%
  1,305,800 Groupe AB SA ADR*                      6,937,063
  159,671   News Corp. LTD. ADR*                   3,363,070
  275,900   Pegasus Communications Corp.*          5,759,413
  545,700   Platinum Entertainment Inc.*           3,410,624
                                                ------------
                                                  19,470,170
 -----------------------------------------------------------
  MISCELLANEOUS - 0.4%
  119,400   Stoneridge Inc.*                       1,793,280
 -----------------------------------------------------------
  PHARMACEUTICALS - 0.6%
  240,900   Perrigo Co.*                           2,800,463
 -----------------------------------------------------------

6  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

  SHARES    DESCRIPTION                              VALUE

 COMMON STOCKS - (CONTINUED)
  REAL ESTATE - 3.6%
  132,900   Boykin Lodging Trust Inc.          $  3,721,200
  186,800   Insignia Financial Group Inc.*        4,097,925
  245,300   Prime Retail Inc.                     3,633,506
  218,500   RFS Hotel Investors Inc.              4,042,250
                                               ------------
                                                 15,494,881
 ----------------------------------------------------------
  RECREATIONAL PRODUCTS - 0.2%
  335,800   DSI Recreational Products Inc.*         818,513
 ----------------------------------------------------------
  RETAIL - 4.3%
  238,800   Finlay Enterprises, Inc.*             5,552,100
  941,100   Friedmans Inc.*                      13,231,656
                                               ------------
                                                 18,783,756
 ----------------------------------------------------------
  SAVINGS & LOAN - 0.6%
  171,800   Northwest Savings Bank                2,405,200
 ----------------------------------------------------------
  SOFTWARE & SERVICES - 0.3%
  5,023     Decisionone Holdings Corp.*             121,180
  432,300   Video Services Corp.*                 1,215,844
                                               ------------
                                                  1,337,024
 ----------------------------------------------------------
  SPECIALTY FINANCE - 0.5%
  124,000   American Capital Strategies           2,263,000
  11,500    Long Beach Financial Corp.*             117,875
                                               ------------
                                                  2,380,875
 ----------------------------------------------------------
  SPECIALTY RETAIL - 6.2%
  697,700   Brookstone Inc.*                      8,285,188
  1,256,500 J. Baker, Inc.                        5,654,250
  728,900   Loehmann's Inc.*                      2,778,930
  728,500   Syms Corp.*                          10,290,063
                                               ------------
                                                 27,008,431
 ----------------------------------------------------------
  STEEL - 1.4%
  62,900    Ispat International NV*               1,360,213
  376,000   WHX Corp.*                            4,582,500
                                               ------------
                                                  5,942,713
 ----------------------------------------------------------
  TELECOMMUNICATIONS - 0.8%
  78,300    Telephone and Data Systems, Inc.      3,445,200
 ----------------------------------------------------------
  TELECOMMUNICATIONS EQUIPMENT - 1.5%
  486,300   Commscope Inc.*                       6,382,688
 ----------------------------------------------------------
  TELECOMMUNICATIONS SERVICES - 0.5%
  176,700   Rural Cellular Corp.*                 2,032,050
 ----------------------------------------------------------
  TIRE & OTHER RELATED RUBBER PRODUCTS - 0.8%
  199,000   Titan International, Inc.             3,557,125
 ----------------------------------------------------------
  TRUCKING & LOGISTICS - 2.8%
  213,000   Allied Holdings Inc.*                 4,393,125
  296,500   Landstar System Inc.*                 7,746,063
                                               ------------
                                                 12,139,188
 ----------------------------------------------------------
  UTILITIES-ELECTRIC - 2.7%
  507,900   Central Maine Power Co.               8,412,089
  270,100   Northeast Utilities*                  3,308,725
                                               ------------
                                                 11,720,814
 ----------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $387,475,142)                          $402,440,681
 ----------------------------------------------------------

  SHARES      DESCRIPTION                                        VALUE

  OPTIONS* - 0.2%
  500         S & P 500 Index Put Strike 950 exp. 3/98     $    750,000
 -----------------------------------------------------------------------
  TOTAL OPTIONS
  (COST $1,059,000)                                        $    750,000
 -----------------------------------------------------------------------
  PRINCIPAL
  AMOUNT      DESCRIPTION                                        VALUE

  CORPORATE BONDS - 0.1%
  $500,000    J. Baker, Inc., 7.00%, 06/01/02              $    377,500
 -----------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $498,689)                                          $    377,500
 -----------------------------------------------------------------------
  REPURCHASE AGREEMENT - 8.1%
  $35,100,000 Joint Repurchase Agreement Account, 5.64%,
              02/02/98                                     $ 35,100,000
 -----------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $424,132,831)(A)                                   $438,668,181
 -----------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value
  exceeds cost                                             $ 55,002,770
  Gross unrealized loss for investments in which cost ex-
  ceeds value                                               (40,866,988)
 -----------------------------------------------------------------------
  Net unrealized gain                                      $ 14,135,782
 -----------------------------------------------------------------------

  * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $424,532,399.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    7

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Assets and Liabilities
January 31, 1998

 ASSETS:

  Investment in securities, at value (identified cost
  $424,132,831)                                                $438,668,181
  Cash                                                                4,286
  Receivables:
  Investment securities sold                                        893,000
  Fund shares sold                                                1,755,082
  Dividends and interest                                            156,970
  Other assets                                                       55,163
 --------------------------------------------------------------------------
  TOTAL ASSETS                                                  441,532,682
 --------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                 6,870,089
  Fund shares repurchased                                           597,626
  Amounts owed to affiliates                                        864,385
  Accrued expenses and other liabilities                             45,279
 --------------------------------------------------------------------------
  TOTAL LIABILITIES                                               8,377,379
 --------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                               394,203,466
  Accumulated undistributed net realized gain on
  investment and option transactions                             24,416,487
  Net unrealized gain on investments and options                 14,535,350
 --------------------------------------------------------------------------
  NET ASSETS                                                   $433,155,303
 --------------------------------------------------------------------------

                                                     CLASS A   CLASS B CLASS C
 -----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited shares
  authorized)                                     15,394,383 1,798,680 236,148
  Net asset and Class A redemption value per
  share(a)                                            $24.05    $23.73  $23.73
  Maximum public offering price per share (Class
  A NAV X 1.0582)                                     $25.45    $23.73  $23.73
 -----------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)             607,122      70
  Net asset value, offering and redemption price per
  share                                                      $24.09  $24.05
 --------------------------------------------------------------------------

 (a) At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

8 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Operations
For the Year Ended January 31, 1998

  INVESTMENT INCOME:
  Dividends(a)                                                    $ 2,210,842
  Interest                                                          1,879,477
 -----------------------------------------------------------------------------
  TOTAL INCOME                                                      4,090,319
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                   3,206,411
  Distribution fees                                                   900,064
  Authorized dealer service fees                                      784,886
  Transfer agent fees                                                 598,153
  Custodian fees                                                      117,539
  Professional fees                                                    70,240
  Registration fees                                                     1,563
  Amortization of deferred organization expenses                       13,467
  Trustee fees                                                          2,571
  Other                                                               124,624
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                                    5,819,518
  Less -- fees waived by Goldman Sachs                               (727,298)
 -----------------------------------------------------------------------------
  NET EXPENSES                                                      5,092,220
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                              (1,001,901)
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENT AND OPTION TRANSAC-
  TIONS:
  Net realized gain from:
  Investment and options transactions                              54,033,025
  Net change in unrealized gain on:
  Investments and options                                           9,929,833
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT AND OPTION
  TRANSACTIONS:                                                    63,962,858
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $62,960,957
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $12,631.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    9

GOLDMAN SACHS SMALL CAP VALUE FUND
Statements of Changes in Net Assets

                                                     FOR THE           FOR THE
                                                  YEAR ENDED        YEAR ENDED
                                            JANUARY 31, 1998  JANUARY 31, 1997
  FROM OPERATIONS:
  Net investment loss                           $ (1,001,901)     $ (1,551,590)
  Net realized gain on investment
  transactions                                    54,033,025        28,767,853
  Net change in unrealized gain on
  investments                                      9,929,833        22,913,571
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 62,960,957        50,129,834
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investment and
  option transactions
  Class A shares                                 (30,853,322)      (10,210,264)
  Class B shares                                  (3,473,153)         (149,626)
  Class C shares                                    (325,092)               --
  Institutional shares                            (1,149,003)               --
  Service shares                                        (130)               --
  In excess of net realized gain on
  investment and option transactions
  Class C shares                                     (56,555)               --
  Institutional shares                              (156,436)               --
  Service shares                                         (19)               --
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (36,013,710)      (10,359,890)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares              231,518,320        56,119,213
  Reinvestment of dividends and
  distributions                                   33,954,677         9,876,571
  Cost of shares repurchased                     (74,999,747)      (95,024,895)
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM SHARE TRANSACTIONS              190,473,250       (29,029,111)
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                 217,420,497        10,740,833
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                              215,734,806       204,993,973
 ------------------------------------------------------------------------------
  End of year                                   $433,155,303      $215,734,806
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME                                        $         --      $         --
 ------------------------------------------------------------------------------

10 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements
January 31, 1998
 1. ORGANIZATION

 Effective May 1, 1997, Goldman Sachs Equity Portfolios, Inc. was reorganized from a Maryland corporation to a Delaware business trust named the Goldman Sachs Trust (the "Trust"). The Trust includes the Goldman Sachs Small Cap Value Fund (the "Fund"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. At January 31, 1998, the Small Cap Value Fund offered five classes of shares-- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

 C. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
January 31, 1998

 D. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist.

 E. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs were being amortized on a straight-line basis over a period of five years and are fully amortized as of January 31, 1998.

 F. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other ex-penses which are directly attributable to such shares. Each class of Shares separately bears its respective class-specific transfer agency fees. Service shares separately bear a service class fee payable monthly, at an annual rate equal to .50% of the average daily net assets of the service class.

 G. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

 H. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 As of May 1, 1997, the Fund's Investment Advisory and Administration Agreements were combined into an Investment Management Agreement (the "Agreement") encompassing the same services and fee structure. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser. Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that has retained approximately $662,000 during the year ended January 31, 1998.
   The Trust has adopted Distribution Plans (the "Distribution Plans") pursu-ant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attrib-utable to Class A, Class B and Class C shares, respectively.
 For the year ended January 31, 1998, the Distributor has voluntarily agreed to waive approximately $727,000 of its distribution fees attributable to the Class A shares. The Distributor may discontinue or modify this waiver in the future at its discretion.
   The Trust has adopted Authorized Dealer Service Plans (the "Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee.
   At January 31, 1998, the Fund owed approximately $365,000, $85,000, $250,000 and $164,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
January 31, 1998
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options transactions) for the year ended January 31, 1998, were $383,473,138 and $245,849,428, respectively.
   For the year ended January 31, 1998, written put option transactions in the Fund were as follows:

                                                           NUMBER OF                     PREMIUM
 WRITTEN OPTIONS                                           CONTRACTS                    RECEIVED
 -------------------------------------------------------------------------------------------------
 Balance outstanding at beginning
of year                                                           --                           --
 Options written                                               4,250                    1,261,651
 Options expired                                              (1,300)                    (404,211)
 Options exercised                                            (1,500)                    (348,538)
 Options repurchased                                          (1,450)                    (508,902)
 -------------------------------------------------------------------------------------------------
 BALANCE OUTSTANDING, END OF YEAR                                  0                    $       0
 -------------------------------------------------------------------------------------------------

 Certain risks arise related to call and put options from the possible inability of counterparties to meet the terms of their contracts.
   For the year ended January 31, 1998, Goldman Sachs earned approximately $96,000 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $988,433 from accumulated net realized gains on investment and options to un-distributed net investment loss and $13,468 from paid-in-capital to accumu-lated net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1998, the Fund had an undivided interest in the repurchase agreements in the following joint account which equaled $35,100,000 in principal amount. At January 31, 1998, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

                                PRINCIPAL   INTEREST  MATURITY   AMORTIZED
                                  AMOUNT      RATE      DATE        COST
 ----------------------------------------------------------------------------
 BEAR STEARNS COMPANIES, INC.  $600,000,000     5.65% 02/02/98 $  600,000,000
 dated 01/30/98, repurchase price $600,282,500 (total collateral value
 $618,151,386 consisting of FNMA: 6.50%-8.50%, 08/01/27-01/01/28; GNMA:
6.50%-8.00%, 05/15/23-11/15/27; FHLMC: 6.50%-7.00%, 06/01/00-10/01/26)
 ----------------------------------------------------------------------------
 LEHMAN BROTHERS INC.           474,200,000     5.65  02/02/98    474,200,000
 dated 01/30/98, repurchase price $474,423,269 (total collateral value
 $483,683,617 consisting of FGLMC: 5.50%-9.50%, 01/01/99-01/01/28; FHA/VA:
7.50%-14.00%, 01/01/01-09/01/12; FNMA: 5.50%-11.25%, 09/01/00-01/01/28)
 ----------------------------------------------------------------------------
 NOMURA SECURITIES INTERNA-
TIONAL                          200,000,000     5.64  02/02/98    200,000,000
 dated 01/30/98, repurchase price $200,094,000 (total collateral value
 $204,002,700 consisting of FHLMC: 6.00%, 10/20/99; FHLB: 5.48%-5.53%,
01/15/03-01/21/03; FNMA: 7.40%, 07/01/04; FMC discount note: 03/06/98)
 ----------------------------------------------------------------------------
 NOMURA SECURITIES, INTERNA-
TIONAL                          270,000,000     5.64  02/02/98    270,000,000
 dated 01/30/98, repurchase price $270,126,900 (total collateral value
 $275,400,571 consisting of FNMA: 5.90%-7.52%, 02/12/98-01/22/08; FHLMC:
 6.59%-7.13%, 07/21/99-08/13/07; FHLB: 6.19%-7.00%, 08/26/99-08/21/07; FMC:
03/06/98; FFCB: 6.30%, 08/08/07)
 ----------------------------------------------------------------------------
 SALOMON-SMITH BARNEY           200,000,000     5.61  02/02/98    200,000,000
 dated 01/30/98, repurchase price $200,093,500 (total collateral value
 $204,048,538 consisting of U.S. Treasury Stripped Interest Only Security:
 02/15/99; U.S. Treasury Stripped Principal Only Security: 7.88%, 08/15/01)
 ----------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                      $1,744,200,000
 ----------------------------------------------------------------------------

 8. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1998, the Fund did not have any borrowings under these facilities.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
January 31, 1998
 9. TRANSACTIONS WITH AFFILIATED COMPANIES

 A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the year ended January 31, 1998 with affiliates of the Fund are as follows (dollar amounts in thousands):

                                         PURCHASES  SALES    REALIZED    DIVIDEND MARKET
  AFFILIATE NAME                          AT COST  PROCEEDS GAIN/(LOSS)   INCOME  VALUE
 ---------------------------------------------------------------------------------------
  Alpine Lace Brands                        $   --   $3,418      $1,499      $ -- $   --
 ---------------------------------------------------------------------------------------
  APS Holding                                  759    4,299      (5,692)       --     --
 ---------------------------------------------------------------------------------------
  AVTeam Inc.                                4,776       --          --        --  5,479
 ---------------------------------------------------------------------------------------
  J. Baker, Inc.                             1,979      190        (969)       64  5,654
 ---------------------------------------------------------------------------------------
  Brookstone, Inc.                              --      382         (98)       --  8,285
 ---------------------------------------------------------------------------------------
  Congoleum Corp.                            1,395    1,983         489        --  1,956
 ---------------------------------------------------------------------------------------
  DSI Recreational Product, Inc.                --       --          --        --    819
 ---------------------------------------------------------------------------------------
  Figgie International, Inc.                    --    2,198         705        --  3,451
 ---------------------------------------------------------------------------------------
  Friedmans Inc.                             3,050       --          --        -- 13,232
 ---------------------------------------------------------------------------------------
  Friendly Ice Cream Corp.                   7,283       --          --        --  7,120
 ---------------------------------------------------------------------------------------
  Healthplan Services Corp.                 17,095       --          --        82 18,528
 ---------------------------------------------------------------------------------------
  Loehmann's Inc.                            6,958    1,231        (104)       --  2,779
 ---------------------------------------------------------------------------------------
  Mortons Restaurant Group, Inc.               787    1,566         855        --  7,271
 ---------------------------------------------------------------------------------------
  Movado Group, Inc.                            --   10,027       6,247        55 10,079
 ---------------------------------------------------------------------------------------
  Opinion Research Corp.                        --       --          --        --  2,865
 ---------------------------------------------------------------------------------------
  Pegasus Communications, Inc.               1,153    1,895         572        --  5,759
 ---------------------------------------------------------------------------------------
  Platinum Entertainment Inc.                1,233       --          --        --  3,411
 ---------------------------------------------------------------------------------------
  Pluma Inc.                                 2,489       --          --        --  3,584
 ---------------------------------------------------------------------------------------
  Seibels Bruce Group, Inc.                  3,313       --          --        --  3,062
 ---------------------------------------------------------------------------------------
  Video Services Corp.                          --       --          --        --  1,216
 ---------------------------------------------------------------------------------------

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended January 31, 1998 and 1997 are as follows:

                          FOR THE YEAR ENDED JANUARY 31, 1998   FOR THE YEAR ENDED JANUARY 31, 1997
                             ------------------------------------------------------------------------
                                    SHARES             DOLLARS            SHARES             DOLLARS
 ----------------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                     7,020,650  $      172,468,843         2,508,268  $       52,353,524
 Reinvestments of divi-
dends and distributions          1,196,260          29,143,998           475,255           9,732,097
 Shares repurchased             (2,963,020)        (72,385,902)       (4,697,902)        (94,933,279)
                             ------------------------------------------------------------------------
                                 5,253,890         129,226,939        (1,714,379)        (32,847,658)
 ----------------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                     1,583,327          39,092,621           173,849           3,765,689
 Reinvestments of divi-
dends and distributions            133,772           3,203,441             7,086             144,474
 Shares repurchased                (94,963)         (2,262,530)           (4,391)            (91,616)
                             ------------------------------------------------------------------------
                                 1,622,136          40,033,532           176,544           3,818,547
 ----------------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                       237,741           6,114,667                --                  --
 Reinvestments of divi-
dends and distributions             12,751             303,029                --                  --
 Shares repurchased                (14,344)           (349,698)               --                  --
                             ------------------------------------------------------------------------
                                   236,148           6,067,998                --                  --
 ----------------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                       553,727          13,840,589                --                  --
 Reinvestments of divi-
dends and distributions             53,456           1,304,063                --                  --
 Shares repurchased                    (61)             (1,617)               --                  --
                             ------------------------------------------------------------------------
                                   607,122          15,143,035                --                  --
 ----------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                            64               1,600                --                  --
 Reinvestments of divi-
dends and distributions                  6                 146                --                  --
 Shares repurchased                     --                  --                --                  --
                             ------------------------------------------------------------------------
                                        70               1,746                --                  --
 ----------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)         7,719,366        $190,473,250        (1,537,835) $      (29,029,111)
 ----------------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                               INCOME FROM
                                         INVESTMENT OPERATIONS(E)       DISTRIBUTIONS TO SHAREHOLDERS
                                      ------------------------------ -----------------------------------
                                                    NET REALIZED AND
                                                       UNREALIZED                 FROM NET
                            NET ASSET                 GAIN  (LOSS)              REALIZED GAIN IN EXCESS  NET INCREASE
                             VALUE,        NET       ON INVESTMENT    FROM NET  ON INVESTMENT   OF NET    (DECREASE)
                            BEGINNING  INVESTMENT     AND OPTIONS    INVESTMENT  AND OPTIONS  INVESTMENT IN NET ASSET
                            OF PERIOD INCOME (LOSS)   TRANSACTIONS     INCOME   TRANSACTIONS    INCOME      VALUE
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A Shares      $20.91      $ 0.14          $ 5.33        $   --      $(2.33)      $   --      $ 3.14
  1998 - Class B Shares       20.80       (0.01)           5.27            --       (2.33)          --        2.93
  1998 - Class C Shares(b)    24.69       (0.06)           1.43            --       (1.99)       (0.34)      (0.96)
  1998 - Institutional
  Shares(b)                   24.91        0.03            1.48            --       (2.05)       (0.28)      (0.82)
  1998 - Service Shares(b)    24.91       (0.01)           1.48            --       (2.02)       (0.31)      (0.86)
 --------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.29       (0.21)           4.92            --       (1.09)          --        3.62
  1997 - Class B Shares(b)    20.79       (0.11)           1.21            --       (1.09)          --        0.01
 --------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       16.14       (0.23)           1.39            --       (0.01)          --        1.15
 --------------------------------------------------------------------------------------------------------------------
  1995 - Class A Shares       20.67       (0.07)          (3.53)           --       (0.69)       (0.24)      (4.53)
 --------------------------------------------------------------------------------------------------------------------
  1994 - Class A Shares       16.68       (0.04)           5.03            --       (1.00)          --        3.99
 FOR THE PERIOD ENDED JANUARY 31,
  1993 - Class A Shares(b)    14.18        0.03            2.50         (0.03)         --           --        2.50
 --------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C, Institutional and Service share activity commenced on October 22, 1992, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.
 (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

18  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

                                                                                               RATIOS ASSUMING NO
                                                                                                VOLUNTARY WAIVER
                                                                                                   OF FEES
                                                                                           --------------------------
                                                                              RATIO OF                    RATIO OF
                                                  NET ASSETS   RATIO OF    NET INVESTMENT   RATIO OF   NET INVESTMENT
   NET ASSET                 PORTFOLIO  AVERAGE   AT END OF  NET EXPENSES INCOME (LOSS) TO EXPENSES TO INCOME (LOSS)
   VALUE, END     TOTAL      TURNOVER  COMMISSION   PERIOD    TO AVERAGE    AVERAGE NET    AVERAGE NET TO AVERAGE NET
   OF PERIOD    RETURN(A)      RATE     RATE(F)   (IN 000S)   NET ASSETS       ASSETS        ASSETS        ASSETS
     $24.05       26.17%       84.81%   $0.0517    $370,246      1.54%         (0.28)%        1.76%        (0.50)%
      23.73       25.29        84.81     0.0517      42,677      2.29          (0.92)         2.29         (0.92)
      23.73        5.51 (d)    84.81     0.0517       5,604      2.09(c)       (0.79)(c)      2.09(c)      (0.79)(c)
      24.09        6.08 (d)    84.81     0.0517      14,626      1.16(c)        0.27 (c)      1.16(c)       0.27 (c)
      24.05        5.91 (d)    84.81     0.0517           2      1.45(c)       (0.07)(c)      1.45(c)      (0.07)(c)
---------------------------------------------------------------------------------------------------------------------
      20.91       27.28        99.46      .0461     212,061      1.60          (0.72)         1.85         (0.97)
      20.80        5.39 (d)    99.46      .0461       3,674      2.35(c)       (1.63)(c)      2.35(c)      (1.63)(c)
---------------------------------------------------------------------------------------------------------------------
      17.29        7.20        57.58         --     204,994      1.41          (0.59)         1.66         (0.84)
---------------------------------------------------------------------------------------------------------------------
      16.14      (17.53)       43.67         --     319,487      1.53          (0.53)         1.78         (0.78)
---------------------------------------------------------------------------------------------------------------------
      20.67       30.13        56.81         --     261,074      1.60          (0.45)         1.85         (0.70)
      16.68       17.86 (d)     7.12         --      59,339      1.65(c)        0.62 (c)      2.70(c)      (0.43)(c)
---------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Small Cap Value Fund:

 We have audited the accompanying statement of assets and liabilities of the Goldman Sachs Small Cap Value Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1998, and the related statement of operations and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Small Cap Value Fund as of January 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 12, 1998

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Small Cap Value Fund


THE GOLDMAN
SACHS ADVANTAGE
When you invest in the Goldman Sachs Small Cap Value Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1
Global Resources
With more than 10,600 professionals based in 35 offices in 19 countries throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2
Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3
Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.


     An Investment Idea For The Long Term

     Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

     Goldman Sachs Small Cap Value Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

     Target Your Needs

     The Goldman Sachs Small Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge. (Please note: in general, greater returns are associated with greater risk.)



--------------------------------------------------------------------------------
     Goldman Sachs Domestic Equity Funds


                              [Fund Risk/Return]
Higher                        SMALL CAP VALUE FUND
Risk/Return                   CORE Small Cap Equity Fund
                              Mid Cap Equity Fund
                              Capital Growth Fund
                              CORE Large Cap Growth Fund
Lower                         CORE U.S. Equity Fund
Risk/Return                   Growth and Income Fund


     For More Information

     To learn more about the Goldman Sachs Small Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.

================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
================================================================================


TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel


OFFICERS

Douglas C. Grip, President
James A. Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS

Investment Adviser,
Distributor and Transfer Agent


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

The Fund's foreign investments and active management techniques are subject to risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. Funds that invest in foreign issues may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

The Lipper rankings shown in this report are based on relative performance within an individual fund's Lipper category. Please be advised that certain differences do exist among the funds; for example, there may be differences in investment policies, risks, fees and expense ratios, and Goldman Sachs strongly recommends that these factors be taken into consideration before an investment decision is made.


(C)Copyright 1998 Goldman, Sachs & Co.   All rights reserved.
Date of first use:  March 31, 1998                           SCVAR / 110K / 3-98